Exhibit 99.1

NEWS RELEASE

FOR:	Trump Hotels & Casino Resorts, Inc. (NYSE:DJT)

CONTACT:	Scott C. Butera, Executive Vice President, Director of Corporate & Strategic Development (212) 891-1500

FOR RELEASE:	Wednesday, July 28, 2004 — 5:00 PM

TRUMP HOTELS & CASINO RESORTS

REPORTS 2004 SECOND QUARTER AND

SIX MONTHS RESULTS

NEW YORK, NY — Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) (NYSE:DJT) today reported its operating results for the second quarter and six months ended June 30, 2004. THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended June 30, 2004 of $293.2 million, compared to $306.9 million for the quarter ended June 30, 2003. Consolidated income from operations for the quarter ended June 30, 2004 was $39.8 million, compared to $47.2 million for the quarter ended June 30, 2003. Consolidated net loss for the quarter ended June 30, 2004 was $17.6 million, or $0.59 per share, compared to a net loss of $10.0 million, or $0.46 per share, for the quarter ended June 30, 2003. EBITDA (defined as income from operations before depreciation, amortization, non-cash CRDA write-downs, non-recurring debt renegotiation costs and corporate expenses) for the quarter ended June 30, 2004 was $67.9 million, compared to EBITDA of $75.5 million reported for the quarter ended June 30, 2003. Readers are advised that the term “EBITDA” is not a measure of financial performance under generally accepted accounting principles. The Company uses EBITDA because it believes that it is used by certain investors in measuring an entity’s operating performance. A reconciliation of EBITDA to income from operations is included in the attached schedules.

THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the six months ended June 30, 2004 of $569.4 million, compared to $585.7 million for the six months ended June 30, 2003. Consolidated income from operations for the six months ended June 30, 2004 was $67.6 million, compared to $74.5 million for the six months ended June 30, 2003. EBITDA for the six months ended June 30, 2004 was $124.6 million, compared to EBITDA of $132.2 million for the six months ended June 30, 2003. Consolidated net loss for the six months ended June 30, 2004 was $66.4 million, or $2.22 per share, compared to a net loss of $34.0 million, or $1.55 per share, net of minority interest of $5.1 million, for the six months ended June 30, 2003.

Donald J. Trump, Chairman, President and Chief Executive Officer, commented, “We all know about the increased competition in Atlantic City. I believe that rising gas prices and other inflationary pressures have reduced many of our customers’ gaming budgets and, consequently, our gaming revenue. Given these facts, it is understandable that the Company’s operating results for this year’s second quarter would be less than last year’s. The contemplated recapitalization of the Company is all the more important given this current economy. The proposed $400 million investment by Credit Suisse First Boston’s private equity fund, DLJ Merchant Banking Partners III, L.P., which we discussed previously, would help the Company reduce its expensive debt and provide additional cash flow to invest back into the properties.” Scott C. Butera, Executive Vice President, Director of Corporate & Strategic Development, commented further, “The changing landscape in the gaming industry presents both challenges and opportunities. As such, our proposed recapitalization plan is an important step in positioning our company as a strong competitor in light of recent developments, including the expansion of gaming into Pennsylvania and the mega mergers of Harrah’s with Caesars and MGM Mirage with Mandalay Resort Group. We have made significant progress in our negotiations, and are striving for a successful outcome in the near term.”

Trump Taj Mahal Associates reported net revenues of $120.4 million for the quarter ended June 30, 2004, compared to $127.9 million for the quarter ended June 30, 2003. Income from operations for the quarter ended June 30, 2004 was $18.1 million, compared to $21.4 million for the quarter ended June 30, 2003. EBITDA was $30.7 million for the quarter ended June 30, 2004, compared to $33.9 million for the quarter ended June 30, 2003. Trump Taj Mahal Associates reported net revenues of $233.1 million for the six months ended June 30, 2004, compared to $246.5 million for the six months ended June 30, 2003. Income from operations for the six months ended June 30, 2004 was $30.2 million, compared to $37.4 million for the six months ended June 30, 2003. EBITDA was $55.8 million for the six months ended June 30, 2004, compared to $61.1 million for the six months ended June 30, 2003. Mark A. Brown, the Company’s Chief Operating Officer, commented, “Despite a $9.2 million reduction in gaming revenue for the quarter ended June 30, 2004, the Taj Mahal’s operating results were down by $3.2 million, evidencing our cost control discipline. Given our capital constraints, we must diligently monitor our marketing and other controllable expenses. Regardless, we continue to provide a memorable gaming experience for our patrons with innovative programs and first rate entertainment.”

Trump Plaza Associates reported net revenues of $73.4 million for the quarter ended June 30, 2004, compared to $78.8 million for the quarter ended June 30, 2003. Income from operations for the quarter ended June 30, 2004 was $8.5 million, compared to $13.6 million for the quarter ended June 30, 2003. EBITDA was $14.3 million for the quarter ended June 30, 2004, compared to $19.0 million for the quarter ended June 30, 2003. Trump Plaza Associates reported net revenues of $139.0 million for the six months ended June 30, 2004, compared to $148.7 million for the six months ended June 30, 2003. Income from operations for the six months ended June 30, 2004 was $13.0 million, compared to $20.8 million for the six months ended June 30, 2003. EBITDA was $25.0 million for the six months ended June 30, 2004, compared to $31.9 million for the six months ended June 30, 2003. Mr. Brown said, “Of the $4.7 million decrease in the Plaza’s EBITDA for the quarter ended June 30, 2004, $3.7 million can be attributed to the Plaza’s 2.9 point decrease in table game hold percentage which was 14.4% for the quarter ended June 30, 2004, compared to 17.3% for the quarter ended June 30, 2003. The Plaza has an array of new restaurants, including the very popular Rainforest Café and the trendy EVO on the Boardwalk, and the China Café on the mezzanine level. Our Beach Bar has reopened, and again, is a big hit with our patrons.”

Trump Marina Associates reported net revenues of $62.3 million for the quarter ended June 30, 2004, compared to $68.2 million for the quarter ended June 30, 2003. Income from operations for the quarter ended June 30, 2004 was $7.0 million, compared to $9.6 million for the quarter ended June 30, 2003. EBITDA was $12.8 million for the quarter ended June 30, 2004, compared to $15.9 million for the quarter ended June 30, 2003. Trump Marina Associates reported net revenues of $120.5 million for the six months ended June 30, 2004, compared to $126.7 million for the six months ended June 30, 2003. Income from operations for the six months ended June 30, 2004 was $11.0 million, compared to $12.2 million for the six months ended June 30, 2003. EBITDA was $22.6 million for the six months ended June 30, 2004, compared to $24.2 million for the six months ended June 30, 2003. Mr. Brown commented, “Like the Plaza, approximately $2.0 million of the $3.1 million decrease in EBITDA at the Marina for the quarter ended June 30, 2004 can be attributed to the 2.5 point decrease in table game hold percentage which was 15.4% for the quarter ended June 30, 2004, compared to 17.9% for the quarter ended June 30, 2003. As with all our properties, we continue to upgrade our slot machines and reduce operating expenses where possible to help improve our margins.”

Trump Indiana reported net revenues of $35.0 million for the quarter ended June 30, 2004, compared to $30.8 million for the quarter ended June 30, 2003. Income from operations for the quarter ended June 30, 2004 was $4.7 million, compared to $2.3 million for the quarter ended June 30, 2003. EBITDA was $8.1 million for the quarter ended June 30, 2004, compared to $5.7 million for the quarter ended June 30, 2003. During the second quarter of 2003, the Company recorded an additional $1.9 million retroactive gaming tax required by recent legislation, which changed the effective dates of Indiana’s gaming tax structure. Trump Indiana reported net revenues of $72.3 million for the six months ended June 30, 2004, compared to $61.6 million for the six months ended June 30, 2003. Income from operations for the six months ended June 30, 2004 was $10.2 million, compared to $6.4 million for the six months ended June 30, 2003. EBITDA was $16.9 million for the six months ended June 30, 2004, compared to $13.3 million for the six months ended June 30, 2003. Mr. Brown commented, “As I stated last quarter, our targeted marketing programs and the introduction of poker continues to drive higher revenues, operating income and EBITDA.”

THCR Management Services earned $2.2 million in management fees during the quarter ended June 30, 2004, compared to $1.2 million for the quarter ended June 30, 2003, and incurred $0.1 million in associated general and administrative costs for the quarter ended June 30, 2004, compared to $0. 2 million for the quarter ended June 30, 2003. For the six months ended June 30, 2004, management fees totaled $4.5 million, compared to $2.1 million for the six months ended June 30, 2003, and incurred $0.2 million in associated general and administrative costs for the six months ended June 30,

2004, compared to the $0.3 million for the six months ended June 30, 2003. Mr. Brown said, “Trump 29’s operating performance and our management fees improved dramatically in 2004, compared to prior years. By fine-tuning its marketing programs and player incentives, repeat visitations and overall gaming volume have improved. This improvement is especially gratifying in light of the increased competition by other Native American casinos in the Southern California region.”

Trump Atlantic City Associates (“TACA”) reported combined net revenues of Trump Plaza and Trump Taj Mahal of $193.8 million for the quarter ended June 30, 2004, compared to net revenues of $206.7 million for the quarter ended June 30, 2003. Income from operations for the quarter ended June 30, 2004 was $26.5 million, compared to $34.6 million for the quarter ended June 30, 2003. EBITDA was $44.9 million for the quarter ended June 30, 2004, compared to $52.9 million for the quarter ended June 30, 2003. TACA reported combined net revenues of Trump Plaza and Trump Taj Mahal of $372.1 million for the six months ended June 30, 2004, compared to net revenues of $395.2 million for the six months ended June 30, 2003. Income from operations for the six months ended June 30, 2004 was $43.1 million, compared to $57.9 million for the six months ended June 30, 2003. EBITDA was $80.8 million for the six months ended June 30, 2004, compared to $93.0 million for the six months ended June 30, 2003.

Trump Casino Holdings, LLC (“TCH”) reported combined net revenues of Trump Marina and Trump Indiana and management fees from Trump 29 of $99.4 million for the quarter ended June 30, 2004, compared to net revenues of $100.2 million for the quarter ended June 30, 2003. Income from operations for the quarter ended June 30, 2004 was $15.1 million, compared to $14.0 million for the quarter ended June 30, 2003. EBITDA was $23.0 million for the quarter ended June 30, 2004, compared to $22.6 million for the quarter ended June 30, 2003. TCH reported combined net revenues of Trump Marina and Trump Indiana and management fees from Trump 29 of $197.3 million for the six months ended June 30, 2004, compared to net revenues of $190.5 million for the six months ended June 30, 2003. Income from operations for the six months ended June 30, 2004 was $28.0 million, compared to $21.3 million for the six months ended June 30, 2003. EBITDA was $43.8 million for the six months ended June 30, 2004, compared to $39.3 million for the six months ended June 30, 2003.

About Our Company:

THCR, through its wholly owned subsidiaries, owns and operates four properties and manages one property under the Trump brand name. THCR’s assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City’s Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. In addition, the Company manages Trump 29 Casino, a Native American owned facility located near Palms Springs, California. Together, the properties comprise approximately 451,280 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. THCR is separate and distinct from Mr. Trump’s real estate and other holdings.

PSLRA Safe Harbor for Forward-Looking Statements

and Additional Available Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to THCR’s or its subsidiaries’ performance, trends in THCR’s or its subsidiaries’ operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “could” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies (including those pertaining to the currently proposed restructuring), all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trump.com.

###

TRUMP HOTELS & CASINO RESORTS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share data)

	3 MONTHS		6 MONTHS
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
REVENUES
CASINO	$305,861	$320,424	$596,561	$614,132
ROOMS	20,226	20,434	37,503	38,349
FOOD & BEVERAGE	33,200	32,604	61,974	61,297
MANAGEMENT FEE	2,204	1,186	4,489	2,149
OTHER	10,740	9,668	19,942	17,241
PROMOTIONAL ALLOWANCES	(79,015)	(77,426)	(151,048)	(147,505)

NET REVENUES	$293,216	$306,890	$569,421	$585,663

COSTS & EXPENSES
GAMING	$141,445	$145,798	$279,552	$286,515
ROOMS	7,576	8,164	14,440	15,600
FOOD & BEVERAGE	12,664	12,183	22,540	22,415
GENERAL & ADMIN	63,620	65,264	128,284	128,895

TOTAL EXPENSES	$225,305	$231,409	$444,816	$453,425

EBITDA (a)	$67,911	$75,481	$124,605	$132,238
Less:
CRDA	1,191	3,206	2,269	4,635
DEPRECIATION & AMORTIZATION	24,636	22,751	50,114	45,436
CORPORATE EXPENSES	2,290	1,958	4,583	4,676
DEBT RENEGOTIATION COSTS	—	323	—	2,951

INCOME FROM OPERATIONS	$39,794	$47,243	$67,639	$74,540

INTEREST INCOME	(270)	(434)	(356)	(1,067)
INTEREST EXPENSE	57,677	55,853	113,625	113,907
GAIN ON DEBT RETIREMENT, NET ( b)	—	—	—	(2,892)
OTHER NON-OPERATING (INCOME) EXPENSE, NET	(2,752)	7	(2,791)	27

TOTAL NON-OPERATING EXPENSE, NET	$54,655	$55,426	$110,478	$109,975

INCOME (LOSS) BEFORE LOSS IN JOINT VENTURE, INCOME TAXES & MINORITY INTEREST	$(14,861)	$(8,183)	$(42,839)	$(35,435)
LOSS IN JOINT VENTURE	(613)	(615)	(1,226)	(1,230)
PROVISION FOR INCOME TAXES (c )	(2,090)	(1,250)	(22,289)	(2,409)

INCOME (LOSS) BEFORE MINORITY INTEREST	$(17,564)	$(10,048)	$(66,354)	$(39,074)
MINORITY INTEREST (d)	—	—	—	5,061

NET LOSS	$(17,564)	$(10,048)	$(66,354)	$(34,013)

WEIGHTED AVERAGE # SHARES-BASIC	29,904,764	22,010,027	29,904,764	22,010,027

WEIGHTED AVERAGE # SHARES-DILUTED	29,904,764	22,010,027	29,904,764	22,010,027

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	$(0.59)	$(0.46)	$(2.22)	$(1.55)

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

Corporate expenses include administrative expenses associated with the operation of THCR Holdings and lobbying and developmental costs in other gaming jurisdictions. Debt renegotiation costs include the costs associated with debt refinancing no longer pursued and transactional fees earned upon the successful completion of debt refinancing in 2003.

(b)	Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by the $2.8 million call premium on the retirement of THCR Holdings 15.5% Senior Notes, Trump Indiana’s interest rate swap of approximately $.9 million and unamortized loan costs of approximately $3.8 million. All of these transactions occurred on March 25, 2003 in connection with the Company’s issuance of Priority Mortgage Notes and the related use of proceeds.
(c)	Represents Indiana state income taxes and New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003. Six months ended June 2004 includes $19.1 million due to Indiana state waging tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004.
(d)	Minority interest credit is limited to the Balance Sheet amount at December 31, 2002.

TRUMP ATLANTIC CITY ASSOCIATES

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS		6 MONTHS
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
REVENUES
CASINO	$205,007	$218,565	$395,161	$417,228
ROOMS	14,661	14,849	27,165	27,922
FOOD & BEVERAGE	24,176	23,545	45,199	44,583
OTHER	7,044	5,937	13,619	11,516
PROMOTIONAL ALLOWANCES	(57,115)	(56,196)	(109,056)	(106,048)

NET REVENUES	$193,773	$206,700	$372,088	$395,201

COSTS & EXPENSES
GAMING	$93,143	$96,530	$182,758	$190,419
ROOMS	5,913	6,411	11,295	12,417
FOOD & BEVERAGE	9,027	8,289	15,810	15,504
GENERAL & ADMIN	40,741	42,571	81,439	83,900

TOTAL EXPENSES	$148,824	$153,801	$291,302	$302,240

EBITDA (a)	$44,949	$52,899	$80,786	$92,961
Less:
CRDA	$917	$2,111	$1,734	$3,282
DEPRECIATION & AMORTIZATION	17,296	15,626	35,513	31,073
CORPORATE EXPENSES	240	222	449	422
DEBT RENEGOTIATION COSTS	—	300	—	300

INCOME FROM OPERATIONS	$26,496	$34,640	$43,090	$57,884

INTEREST INCOME	(208)	(219)	(290)	(441)
INTEREST EXPENSE	39,372	38,751	77,988	77,393
OTHER NON-OPERATING (INCOME) EXPENSE, NET	(2,127)	1	(2,166)	7

TOTAL NON-OPERATING EXPENSE, NET	$37,037	$38,533	$75,532	$76,959

INCOME (LOSS) BEFORE INCOME TAXES	(10,541)	(3,893)	(32,442)	(19,075)

PROVISION FOR INCOME TAXES (b)	(1,068)	(950)	(2,071)	(1,809)

NET LOSS	$(11,609)	$(4,843)	$(34,513)	$(20,884)

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

TRUMP CASINO HOLDINGS, LLC

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS		6 MONTHS
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
REVENUES
CASINO	$100,854	$101,859	$201,400	$196,904
ROOMS	5,565	5,585	10,338	10,427
FOOD & BEVERAGE	9,024	9,059	16,775	16,714
MANAGEMENT FEE	2,204	1,186	4,489	2,149
OTHER	3,696	3,731	6,323	5,725
PROMOTIONAL ALLOWANCES	(21,900)	(21,230)	(41,992)	(41,457)

NET REVENUES	$99,443	$100,190	$197,333	$190,462

COSTS & EXPENSES
GAMING	$48,302	$49,268	$96,794	$96,096
ROOMS	1,663	1,753	3,145	3,183
FOOD & BEVERAGE	3,637	3,894	6,730	6,911
GENERAL & ADMIN	22,879	22,693	46,845	44,995

TOTAL EXPENSES	$76,481	$77,608	$153,514	$151,185

EBITDA (a)	$22,962	$22,582	$43,819	$39,277
Less:
CRDA	274	1,095	535	1,353
DEPRECIATION & AMORTIZATION	7,327	7,117	14,580	14,349
CORPORATE EXPENSES	246	340	659	1,853
DEBT RENEGOTIATION COSTS	—	23	—	401

INCOME FROM OPERATIONS	$15,115	$14,007	$28,045	$21,321

INTEREST INCOME	(62)	(212)	(65)	(614)
INTEREST EXPENSE	18,305	17,046	35,637	38,207
GAIN ON DEBT RETIREMENT, NET (b)	—	—	—	(7,931)
OTHER NON-OPERATING EXPENSE	(625)	6	(625)	20

TOTAL NON-OPERATING EXPENSE, NET	$17,618	$16,840	$34,947	$29,682

INCOME (LOSS) BEFORE LOSS IN JOINT VENTURE & INCOME TAXES	(2,503)	(2,833)	(6,902)	(8,361)
LOSS IN JOINT VENTURE	(613)	(615)	(1,226)	(1,230)
PROVISION FOR INCOME TAXES (c)	(1,022)	(300)	(20,218)	(600)

NET LOSS	$(4,138)	$(3,748)	$(28,346)	$(10,191)

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by Trump Indiana’s interest rate swap of approximately $.9 million and unamortized loan costs of approximately $1.6 million.

All of these transactions occurred on March 25, 2003 in connection with the Company’s issuance of Priority Mortgage Notes and the related use of proceeds.

(c)	Represents Indiana state income taxes and New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003. Six months ended June 2004 includes $19.1 million due to Indiana state waging tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004.

TRUMP TAJ MAHAL ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		6 MONTHS
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
REVENUES
CASINO	$124,962	$134,133	$242,685	$257,365

# of Slots	4,416	4,597	4,392	4,719
Win per Slot/Day	$207	$215	$200	$197
Slot Win	$83,283	$90,116	$160,068	$168,343

# of Tables	127	127	127	127
Win per Table/Day	$3,131	$3,319	$3,091	$3,404
Table Win	$36,180	$38,353	$71,452	$78,240
Table Drop	$209,627	$227,850	$415,656	$451,560
Hold %	17.3%	16.8%	17.2%	17.3%

Poker, Keno, Race Win	$5,499	$5,664	$11,165	$10,782

ROOMS	$8,365	$8,505	$15,585	$16,158
# of Rooms Sold	108,597	107,647	210,787	211,480
Avg Room Rates	$77.03	$79.01	$73.94	$76.40
Occupancy %	95.5%	94.6%	92.7%	93.5%

FOOD & BEVERAGE	$14,189	$14,335	$26,767	$27,164
OTHER	4,410	3,958	9,070	7,553
PROMOTIONAL ALLOWANCES	(31,523)	(32,988)	(60,977)	(61,762)

NET REVENUES	$120,403	$127,943	$233,130	$246,478

COSTS & EXPENSES
GAMING	$55,766	$58,871	$110,431	$116,029
ROOMS	3,637	3,983	6,912	7,723
FOOD & BEVERAGE	5,391	5,087	9,555	9,774
GENERAL & ADMIN	24,931	26,108	50,465	51,871

TOTAL EXPENSES	$89,725	$94,049	$177,363	$185,397

EBITDA (a)	$30,678	$33,894	$55,767	$61,081

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$30,678	$33,894	$55,767	$61,081
Depreciation and amortization	(12,065)	(10,993)	(24,555)	(21,352)
Non-cash write-downs and charges related to required regulatory obligations (CRDA)	(529)	(1,471)	(1,026)	(2,321)

Income from operations	$18,084	$21,430	$30,186	$37,408

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP PLAZA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		6 MONTHS
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
REVENUES
CASINO	$80,045	$84,432	$152,476	$159,863

# of Slots	2,853	2,950	2,845	2,956
Win per Slot/Day	$232	$223	$217	$211
Slot Win	$60,292	$59,934	$112,371	$112,753

# of Tables	91	89	91	90
Win per Table/Day	$2,385	$3,025	$2,435	$2,892
Table Win	$19,753	$24,498	$40,105	$47,110
Table Drop	$136,814	$141,275	$272,732	$285,199
Hold %	14.4%	17.3%	14.7%	16.5%

ROOMS	$6,296	$6,344	$11,580	$11,764
# of Rooms Sold	79,769	78,659	150,826	150,158
Room Rates	$78.93	$80.65	$76.78	$78.34
Occupancy %	97.0%	95.6%	91.7%	91.7%

FOOD & BEVERAGE	$9,987	$9,210	$18,432	$17,419
OTHER	2,634	1,979	4,549	3,963
PROMOTIONAL ALLOWANCES	(25,592)	(23,208)	(48,079)	(44,286)

NET REVENUES	$73,370	$78,757	$138,958	$148,723

COSTS & EXPENSES
GAMING	$37,377	$37,659	$72,327	$74,390
ROOMS	2,276	2,428	4,383	4,694
FOOD & BEVERAGE	3,636	3,202	6,255	5,730
GENERAL & ADMIN	15,810	16,463	30,974	32,029

TOTAL EXPENSES	$59,099	$59,752	$113,939	$116,843

EBITDA (a)	$14,271	$19,005	$25,019	$31,880

A reconciliation of EBITDA to income from operations for each of the periods is as follows:
EBITDA	$14,271	$19,005	$25,019	$31,880
Depreciation and amortization	(5,231)	(4,633)	(10,958)	(9,721)
Non-cash write-downs and charges related to required regulatory obligations (CRDA)	(388)	(640)	(708)	(961)
Corporate charges	(192)	(180)	(367)	(360)

Income from operations	$8,460	$13,552	$12,986	$20,838

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP MARINA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		6 MONTHS
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
REVENUES
CASINO	$65,160	$69,956	$127,229	$132,176

# of Slots	2,508	2,517	2,504	2,514
Win per Slot/Day	$227	$228	$220	$220
Slot Win	$51,727	$52,297	$100,351	$99,987

# of Tables	75	81	75	81
Win per Table/Day	$1,950	$2,371	$1,951	$2,173
Table Win	$13,306	$17,479	$26,626	$31,865
Table Drop	$86,258	$97,420	$168,826	$183,086
Hold %	15.4%	17.9%	15.8%	17.4%

Poker, Keno, Race Win	$127	$180	$252	$324

ROOMS	$4,724	$4,755	$8,769	$8,867
# of Rooms Sold	58,756	60,392	109,832	116,079
Avg Room Rates	$80.40	$78.74	$79.84	$76.39
Occupancy %	88.7%	91.2%	82.9%	88.1%

FOOD & BEVERAGE	$8,197	$8,308	$15,117	$15,268
OTHER	3,163	2,870	5,319	4,448
PROMOTIONAL ALLOWANCES	(18,972)	(17,679)	(35,933)	(34,026)

NET REVENUES	$62,272	$68,210	$120,501	$126,733

COSTS & EXPENSES
GAMING	$30,232	$31,639	$59,705	$62,124
ROOMS	1,128	1,237	2,117	2,192
FOOD & BEVERAGE	2,431	2,767	4,329	4,719
GENERAL & ADMIN	15,646	16,637	31,745	33,538

TOTAL EXPENSES	$49,437	$52,280	$97,896	$102,573

EBITDA (a)	$12,835	$15,930	$22,605	$24,160

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$12,835	$15,930	$22,605	$24,160
Depreciation and amortization	(5,518)	(5,248)	(11,041)	(10,643)
Non-cash write-downs and charges related to required regulatory obligations	(274)	(1,095)	(535)	(1,353)
Debt renegotiation costs	—	—	—	47

Income from operations	$7,043	$9,587	$11,029	$12,211

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP INDIANA, INC.

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		6 MONTHS
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
REVENUES
CASINO	$35,694	$31,903	$74,171	$64,728

# of Slots	1,723	1,717	1,693	1,722
Win per Slot/Day	$190	$175	$202	$178
Slot Win	$29,810	$27,402	$62,154	$55,584

# of Tables	39	45	41	45
Win per Table/Day	$1,295	$1,099	$1,302	$1,112
Table Win	$4,598	$4,501	$9,599	$9,144
Table Drop	$30,939	$27,897	$64,818	$55,754
Hold %	14.9%	16.1%	14.8%	16.4%

Poker (Start 12/16/03)	$1,286	N/A	$2,418	N/A

ROOMS	$841	$830	$1,569	$1,560
# of Rooms Sold	14,816	14,782	27,568	28,102
Avg Room Rates	$57.00	$56.00	$57.00	$56.00
Occupancy %	54.3%	54.1%	50.5%	51.8%

FOOD & BEVERAGE	$827	$751	$1,658	$1,446
OTHER	533	861	1,004	1,277
PROMOTIONAL ALLOWANCES	(2,928)	(3,551)	(6,059)	(7,431)

NET REVENUES	$34,967	$30,794	$72,343	$61,580

COSTS & EXPENSES
GAMING	$18,070	$17,629	$37,089	$33,972
ROOMS	535	516	1,028	991
FOOD & BEVERAGE	1,206	1,127	2,401	2,192
GENERAL & ADMIN	7,086	5,861	14,898	11,154

TOTAL EXPENSES	$26,897	$25,133	$55,416	$48,309

EBITDA (a)	$8,070	$5,661	$16,927	$13,271

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$8,070	$5,661	$16,927	$13,271
Depreciation and amortization	(1,809)	(1,869)	(3,539)	(3,706)
Management and services agreement	(1,602)	(1,536)	(3,203)	(3,186)

Income from operations	$4,659	$2,256	$10,185	$6,379

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

(In thousands)

	3 MONTHS		6 MONTHS
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
CRDA WRITE-DOWN
TAJ	$529	$1,471	$1,026	$2,321
PLAZA	388	640	708	961
MARINA	274	1,095	535	1,353

TOTAL CRDA WRITE-DOWN	$1,191	$3,206	$2,269	$4,635

DEPRECIATION & AMORTIZATION
TAJ	$12,065	$10,993	$24,555	$21,352
PLAZA	5,231	4,633	10,958	9,721
THCR HOLDINGS	13	8	21	14
MARINA	5,518	5,248	11,041	10,643
INDIANA	1,809	1,869	3,539	3,706

TOTAL DEPRECIATION/AMORT	$24,636	$22,751	$50,114	$45,436

INTEREST EXPENSE
TAJ	$25,136	$24,543	$49,739	$49,096
PLAZA	14,236	14,208	28,249	28,297
THCR HOLDINGS	—	56	—	4,533
TRUMP CASINO HOLDINGS	4,521	3,977	8,763	4,276
MARINA	11,550	10,912	22,518	24,769
INDIANA	2,234	2,157	4,356	2,695
THCR MGMT	—	—	—	241

TOTAL INTEREST EXPENSE	$57,677	$55,853	$113,625	$113,907

LOAN COST AMORT/BOND DISC INCL INT EXP
TAJ	$563	$633	$1,144	$1,284
PLAZA	371	417	753	845
THCR HOLDINGS	—	—	—	192
TRUMP CASINO HOLDINGS	748	657	1,477	695
MARINA	500	730	1,000	2,821
INDIANA	99	120	194	210
THCR MGMT	—	—	—	223

TOTAL LOAN COST AMORT/BOND DISC	$2,281	$2,557	$4,568	$6,270

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

(In thousands)

	30-Jun-04	30-Jun-03
Cash & Cash Equivalents
Trump Atlantic City Consolidated	$44.0	$70.2
Trump Casino Holdings Consolidated	37.1	35.8
Trump Hotels & Casino Resorts Holdings, L.P.	0.0	0.3

Total Cash & Cash Equivalents	$81.1	$106.3

Capital Expenditures (in thousands)	Purchase of Property & Equipment	Capital Lease/ Financed Additions	Total Capital Expenditures
For the Three Months Ended June 30, 2004
TAJ	$2,320	—	$2,320
PLAZA	816	1,915	2,731
MARINA	584	1,240	1,824
INDIANA	508	89	597
THCR HOLDINGS	302	—	302

TOTAL	$4,530	$3,244	$7,774

For the Three Months Ended June 30, 2003
TAJ	$4,352	$10,609	$14,961
PLAZA	1,113	2,787	3,900
MARINA	1,252	5,831	7,083
INDIANA	—	4,710	4,689
THCR HOLDINGS	17	—	17

TOTAL	$6,734	$23,937	$30,650

For the Six Months Ended June 30, 2004
TAJ	$5,301	$11,786	$17,087
PLAZA	2,374	6,488	8,862
MARINA	1,482	5,992	7,474
INDIANA	1,593	89	1,682
THCR HOLDINGS	331	—	331

TOTAL	$11,081	$24,355	$35,436

For the Six Months Ended June 30, 2003
TAJ	$9,877	$10,609	$20,486
PLAZA	2,000	4,547	6,547
MARINA	2,408	5,831	8,239
INDIANA	1,684	4,710	6,394
THCR HOLDINGS	22	—	22

TOTAL	$15,991	$25,697	$41,688

Note: Certain prior year reclassifications have been made to conform to current year presentation.